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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 24, 2005
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                000-22023                 77-0156161
(State or other jurisdiction of    (Commission             (I.R.S. employer
 incorporation or organization)     File No.)           identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On February 24, 2005, the Board of Directors of Macrovision Corporation (the "Company") approved the 2005 Equity Incentive Plan (EIP) for Executive Staff and the 2005 Equity Incentive Plan (EIP) for Senior Managers. Named executive officers will participate in the EIP for Executive Staff and other designated officers will participate in the EIP for Senior Managers. Copies of both of these plans are attached to this report as Exhibit 10.1 and 10.2, respectively.

        Under the terms of both of the EIP plans, certain employees are provided financial cash incentive awards based upon Macrovision's and the individual employee's performance. Participants are rewarded relative to their individual contribution/performance toward the overall Macrovision team effort in achieving annual corporate operating and individual performance goals - as defined in the annual business plan with respect to revenue and corporate operating income. There are two components to the EIP award: a corporate or team-oriented component; and an individual or department-based component. The corporate component comprises 50% of the total EIP bonus pool, and the individual component comprises 50% of the pool. Awards are based as a percentage of a participant's earned annual salary pursuant to a performance rating chart outlined in the EIP.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is furnished with this report on Form 8-K:

EXHIBIT
NUMBER                                DESCRIPTION
-----------  -------------------------------------------------------------------
10.1         2005 Executive Incentive Plan (EIP) for Executive Staff
10.2         2005 Executive Incentive Plan (EIP) for Senior Managers



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MACROVISION CORPORATION
                                                (Registrant)




Date:  February 24, 2005                By:     /s/ George M. Monk
                                                ----------------------------
                                                George M. Monk
                                                Acting Chief Financial Officer